Exhibit (m)(2)(b)

SCHEDULE A EATON VANCE MUTUAL FUNDS TRUST CLASS A SERVICE PLAN

Name of Fund	Adoption Date

Eaton Vance Government Obligations Fund	June 23, 1997
Eaton Vance Tax-Managed Growth Fund 1.1	June 23, 1997
Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1	August 11, 1997
Eaton Vance Municipal Bond Fund	October 17, 1997
Eaton Vance Strategic Income Fund	October 17, 1997
Eaton Vance Tax-Managed International Growth Fund	March 2, 1998
Eaton Vance Insured Tax-Managed Growth Fund	June 22, 1998
Eaton Vance Insured Tax-Managed Emerging Growth Fund	June 22, 1998
Eaton Vance Insured Tax-Managed International Growth Fund	June 22, 1998
Eaton Vance Insured High Income Fund	June 22, 1998
Eaton Vance Tax-Managed Value Fund	August 16, 1999
Eaton Vance Tax-Managed Young Shareholder Fund	May 1, 2000
Eaton Vance Floating-Rate High Income Fund (Advisers Class shares)	June 19, 2000
Eaton Vance Tax-Managed Multi-Cap Opportunity Fund	June 19, 2000
Eaton Vance Floating-Rate Fund (Advisers Class shares)	August 14, 2000
Eaton Vance Tax-Managed Growth Fund 1.2	March 1, 2001
Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2	March 1, 2001
Eaton Vance International Growth Fund	June 18, 2001
Eaton Vance Equity Research Fund	August 13, 2001
Eaton Vance Tax-Managed Equity Asset Allocation Fund	December 10, 2001
Eaton Vance Tax-Managed Mid-Cap Core Fund	December 10, 2001
Eaton Vance Tax-Managed Small-Cap Value Fund	December 10, 2001
Eaton Vance Low Duration Fund	June 18, 2002
Eaton Vance Tax-Managed Dividend Income Fund	February 10, 2003
Eaton Vance Floating-Rate Fund (Class A shares)	March 17, 2003
Eaton Vance Floating-Rate High Income Fund (Class A shares)	March 17, 2003
Eaton Vance High Income Fund (Class A shares)	February 9, 2004
Eaton Vance Diversified Income Fund (Class A shares)	November 15, 2004
Eaton Vance Dividend Income Fund (Advisers Class and Class A shares)	August 8, 2005
Eaton Vance International Equity Fund (Class A shares)	February 13, 2006
Eaton Vance Structured Emerging Markets Fund (Class A shares)	March 27, 2006